UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Genocea Biosciences, Inc.
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.. + Genocea Biosciences, Inc. IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/GNCA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Genocea Biosciences, Inc. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Genocea Biosciences, Inc. Stockholder Meeting to be Held on June 4, 2015 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Form 10-K to stockholders are available at: www.envisionreports.com/GNCA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/GNCA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 25, 2015 to facilitate timely delivery. 021UPF + ..

Genocea Biosciences, Inc. Stockholder Meeting Notice Genocea Biosciences, Inc.’s Annual Meeting of Stockholders will be held on June 4, 2015 at Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, at 9:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Kenneth Bate and Kevin Bitterman under Proposal 1 and FOR Proposal 2: 1. Election of Kenneth Bate and Dr. Kevin Bitterman as Class 1 directors 2. The ratification of selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting firm PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Genocea Biosciences, Inc. 2015 Annual Meeting Directions to the 2015 Annual Meeting of Stockholders, to be held at Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 are set forth below: From North of Boston: From Route 93 take exit 26, Leverett Connector/Storrow Drive, and follow to the Copley Square exit on the left. Take a right onto Beacon Street and follow to Exeter Street. Take a left onto Exeter Street and follow 11 blocks. Take a right on Huntington Avenue. The Prudential Center Garage will be on the right. From West of Boston: Follow the Mass Pike eastbound into Boston (the Mass Pike is accessible from Route 128/I-95). Get off at exit 22, Copley Square/Prudential Center. Follow signs for Prudential Center. This will take you directly to the Prudential Center Garage entrance, which will be on your right. From South of Boston: From Route 93 take exit 18, Massachusetts Avenue. Follow sign to Massachusetts Avenue and turn right. Follow Massachusetts Avenue for about 2 miles to Huntington Avenue. Take a right on Huntington Avenue. Take a left on Belvedere Street. The Prudential Center garage entrance will be on your right before Sovereign Bank. From Logan Airport: Access Boston via the Summer Tunnel and exit onto Route 93 North. Take exit 26, Leverett Connector/Storrow Drive, and follow to the Copley Square exit on the left. Take a right onto Beacon Street and follow to Exeter Street. Take a left onto Exeter Street and follow 11 blocks. Take a right on Huntington Avenue. The Prudential Center Garage will be on the right. Parking: The Prudential Tower is best accessed via the South Garage, which has two entrances on Huntington Avenue, one on Dalton Street and one on Belvedere Street. The Red and Yellow levels are both part of the South Garage. Attendant parking is available on both levels at no additional charge. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/GNCA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Genocea Biosciences, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 25, 2015. 021UPF